                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest reported) July 10, 2002

           ENVIRONMENTAL STRATEGIES & TECHNOLOGIES INTERNATIONAL INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

                   FLORIDA                 333-86031             98-0198225
      ----------------------------        -----------        -------------------
      (State or other jurisdiction        (Commission            (IRS Employer
          of incorporation)               File Number)        Identification No.)

               16 W., 46th Street, 7th Floor, New York, NY     10036
          ----------------------------------------------   ------------
              (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code (212) 504-8206
                                                         ---------------

                                PHON-NET.COM INC.
                       ----------------------------------
                           (Former Name of Registrant)

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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 9, 2002 a meeting of the Board of Directors of Environmental
Strategies and Technologies International Inc., passed a resolution stating that no Employee Stock Options will be issued for a 90-day period, from July 15 to
October 15, 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

a.  Financial Statement of the acquired business

It is impractical to provide the required audited financial statements and pro forma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule
S-X.

(b) Not Applicable

(c) EXHIBITS

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ENVIRONMENTAL STRATEGIES & TECHNOLOGIES INTERNATIONAL INC.
                       --------------------------------------------------------
                                                     (Registrant)

                                                 /s/ Todd Violette
                                                 ---------------------
                                                     Director

                                                 /s/ Michael Boswell
                                                 ---------------------
                                                     Director

Date:    07/10/02